UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934
Date of report (Date of earliest event reported) March 9, 2021
Jones Lang LaSalle Income Property Trust, Inc.

(Exact name of registrant as specified in its charter)

Maryland	000-51948	20-1432284
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS employer Identification No.)

333 West Wacker Drive, Chicago, IL		60606
(Address of principal executive offices)		(Zip Code)

Registrant’s telephone number, including area code: (312) 897-4000

N/A
(Former name or former address, if changed since last report)

Securities registered pursuant to Section 12(b) of the Act: None
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2). Emerging growth company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 8.01 - Other Events

On March 9, 2021, JLL Income Property Trust, Inc. issued a press release announcing that the Penfield, a Class A, 254-unit apartment community in St. Paul, Minnesota, has been recognized as part of the "Best in Building Health" awards administered by the Center for Active Design's Fitwel program. The award was given for the 2020 Highest Score: Multifamily Residential v2.0(Built) category.

The full text of the press release is attached as Exhibit 99.1 to this Current Report on Form 8-K and is incorporated by reference herein.

Item 9.01 - Financial Statements and Exhibits.
(d) Exhibits.

Exhibit Number	Description
99.1	Press release issued by JLL Income Property Trust, Inc. on March 9, 2021, announcing that the Penfield has been recognized as part of the "Best in Building Health" awards.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

JONES LANG LASALLE INCOME PROPERTY TRUST, INC.

By:	/s/ Gregory A. Falk
Name: Gregory A. Falk
Title: Chief Financial Officer and Treasurer

Date: March 10, 2021

EXHIBIT INDEX

Exhibit Number	Description
99.1	Press release issued by JLL Income Property Trust, Inc. on March 9, 2021, announcing that the Penfield has been recognized as part of the "Best in Building Health" awards.